EXHIBIT 10.12

FORM OF RIGHT OF FIRST OFFER AGREEMENT

THIS RIGHT OF FIRST OFFER AGREEMENT (this “Agreement”) is made as of [•], 2008, by and among National Security Solutions Inc. (the “Company”), Medallion Financial Corp. (“Medallion”), November Group LTD (“November Group” and, together with Medallion, each an “Associated Entity” and, collectively, “Associated Entities”), Kenneth L. Boyda, Andrew M. Murstein, Larry D. Hall, Howard Safir, Adam Safir and David Rudnick (each an “Associated Person” and, collectively, the “Associated Persons” and, together with the Associated Entities, the “Associated Parties”) and each of the Independent Directors (as defined below) of the Company.

WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, as representative of the several underwriters (the “Underwriter”), relating to an underwritten initial public offering (the “Offering”), of 20,000,000 of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and one warrant exercisable for one share of Common Stock (each, a “Warrant”);

WHEREAS, the Units sold in the Offering will be listed and traded on the American Stock Exchange pursuant to a Registration Statement on Form S-1 and prospectus (“Prospectus”) filed by the Company with the Securities and Exchange Commission;

WHEREAS, each of the Associated Persons is (i) an officer of the Company and/or (ii) a director of the Company who is not an independent director;

WHEREAS, each of Messrs. Richard Greco, Jr.; Stanley Kreitman; Fred Menowitz, Thomas J. Ridge and Lowell P. Weicker, Jr. is an independent director of the Company (each, an “Independent Director” and, collectively, the “Independent Directors”); and

WHEREAS, the Company, the Associated Parties and the Independent Directors desire to enter into this Agreement to minimize potential conflicts of interest which may arise from multiple corporate affiliations.

IT IS AGREED:

1. Until the earlier of the Company’s completion of its initial Business Combination (as defined in the Underwriting Agreement), the liquidation of the Company, or until, in the case of each Associated Entity, Associated Person or Independent Director, such time as when such party ceases to be a stockholder, officer or director, as applicable, of the Company subject to, solely in the case of each Associated Person or Independent Director, any pre-existing fiduciary obligation of such Associated Person or Independent Director:

(a) The Associated Persons and the Independent Directors each agrees to present to the Company for its consideration, prior to presentation to any other person, company or entity, any opportunity that each such Associated Person or Independent Director may have or become aware of to enter into a business combination with any operating business in the security and homeland defense industries (as described in the Prospectus); provided that, in the event that an Associated Person or Independent Director has a pre-existing fiduciary obligation, such Associated Person or Independent Director, as applicable, will not present any potential business combination to the Company until after he or she has presented such potential business combination to each company or entity to which he or she has a pre-existing fiduciary obligation, and each such company or entity has determined not to pursue such potential business combination.

(b) Medallion and November Group each agree to present to the Company for its consideration, prior to presentation to any other person, company or entity, any opportunity that such party may have to enter into a business combination with any operating business in the security and homeland defense industries (as described in the Prospectus), the enterprise value of which such party reasonably determines exceeds 80% of the amount held in the trust account (net of taxes and amounts disbursed for working capital purposes and excluding the amount held in the trust account representing the deferred underwriting discounts and commissions).

(c) the Associated Parties and the Independent Directors each agrees to cause companies or entities under their management or control (including, without limitation, the Associated Entities) to present all opportunities to enter into a business combination with an operating business to the Company before any other company or entity; provided that, in the event that an Associated Person or Independent Director has a pre-existing fiduciary obligation, such Associated Person or Independent Director, as applicable, will not cause companies or entities under their management or control to present any potential business combination to the Company until such company or entity has presented such potential business combination to each company or entity to which such Associated Person or Independent Director has a pre-existing fiduciary obligation, and each such company or entity has determined not to pursue such potential business combination.

(d) the Associated Parties and the Independent Directors each agrees that such Associated Party or Independent Director shall not, and shall cause each other company or entity under their management or control (including, Medallion and November Group to the extent set forth in Section 1(b) above) not to, pursue a business combination with an operating business unless and until the Board of Directors of the Company, including a majority of the disinterested Independent Directors, has determined that the Company will not pursue such business combination.

2. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

3. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of Wilmington, County of New Castle, for purposes of resolving any disputes hereunder.

4. Any notice or request to be given in connection with this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:

if to the Associated Parties or the Independent Directors, as applicable, to:

Medallion Financial Corp.

437 Madison Avenue

New York, NY 10022

(212) 328-2121

November Group LTD

131 Charles

Annapolis, MD 21401

Facsimile: (410) 280-6121

Kenneth L. Boyda

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

Andrew M. Murstein

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

Larry D. Hall

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

Howard Safir

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

Adam Safir

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

David Rudnick

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

Richard Greco, Jr.

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

Stanley Kreitman

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

Fred Menowitz

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

Thomas J. Ridge

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

Lowell P. Weicker, Jr.

c/o National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Facsimile: (302) 421-9361

if to the Company, to:

National Security Solutions Inc.

300 Delaware Avenue

Wilmington, DE 19801

Attn: Secretary

Facsimile: (302) 421-9361

with a copy to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue New York,

New York 10166

Attn: Barbara L. Becker, Esq.

Facsimile: (212) 351-4035

5. Each of the Associated Entities and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder.

6. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement.

7. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto that has previously been approved by a majority of disinterested Independent Directors.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have duly executed this Right of First Offer Agreement as of the date first written above.

MEDALLION FINANCIAL CORP.

By:
Name: Title:

NOVEMBER GROUP LTD

By:
Name: Title:

KENNETH L. BOYDA

ANDREW M. MURSTEIN

LARRY D. HALL

HOWARD SAFIR

ADAM SAFIR

DAVID RUDNICK

RICHARD GRECO, JR

[SIGNATURE PAGE TO RIGHT OF FIRST OFFER AGREEMENT]

STANLEY KREITMAN

FRED MENOWITZ.

THOMAS J. RIDGE

LOWELL P. WEICKER, JR.

NATIONAL SECURITY SOLUTIONS INC.

By:
Name: Title:

[SIGNATURE PAGE TO RIGHT OF FIRST OFFER AGREEMENT]